EXHIBIT 10.5

                                 AMENDMENT NO. 3
                                       TO
                              EMPLOYMENT AGREEMENT

         AMENDMENT NO. 3, dated as of November 10, 2003 ("Amendment No. 3") to the Employment Agreement, dated as of November 1, 1999, as amended to date (the "Agreement"), by and between eAcceleration Corp., a Delaware Corporation (the "Company") and Clinton L. Ballard ("Employee").

         WHEREAS, the Company and the Employee desire to amend the terms of the Agreement, pursuant to the terms and conditions set forth herein, as of the date hereof.

         NOW, THEREFORE in consideration of the premises and of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1. The third sentence of subparagraph (b) of Paragraph 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

                   "For purposes of this Agreement, "Cash Flow" shall mean, for the period for which the bonus is being calculated, an amount equal to the net income of the Company, before taxes, depreciation, amortization, and extraordinary items, in each case computed in accordance with United States generally accepted accounting principles, consistently applied, plus (i) an amount equal to the Company's non-cash expenses less its non-cash gains or income (other than those removed from the calculation of net income as set forth above), plus (ii) an amount equal to the Company's deferred revenues less its deferred expenses, in each case as reflected on the Company's statement of cash flows with respect to operating activities."

         2. Affirmation of Agreement. Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

         3. Counterparts. This Amendment No. 3 may be executed in counterparts, which taken together shall constitute one and the same instrument, and either of the parties hereto may execute Amendment No. 3 by signing either such counterpart.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 3 as of the date first above written.


                                       eACCELERATION CORP.


                                       By:    /s/ E. Edward Ahrens
                                          -----------------------------------
                                          E. Edward Ahrens
                                          Chief Financial Officer

                                             /s/ Clinton L. Ballard
                                       --------------------------------------
                                       Clinton L. Ballard